UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 24, 2007

Boeing Capital Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-10795	95-2564584
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Naches Ave. SW, 3rd Floor Renton, Washington		98057
(Address of principal executive offices)		(Zip Code)

(425) 965-4000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

This Current Report on Form 8-K is for the purpose of disclosing information relating to Boeing Capital Corporation (“BCC”) that was contained in the press release and Webcast of the third quarter 2007 financial results of The Boeing Company (“Boeing”), dated October 24, 2007. The full text of Boeing’s press release is being furnished pursuant to Item 2.02 of Form 8-K.

Item 8.01 Other Events.

On October 24, 2007, Boeing publicly announced by means of a press release its third quarter 2007 financial results, some of which relate to BCC. The information relevant to BCC is as follows:

Table 3. Cash, Marketable Securities and Debt Balances

	Quarter-End
(Billions)	3Q07	2Q07
Debt Balances:
Boeing Capital Corporation	$4.7	$4.8

Boeing Capital Corporation

Boeing Capital Corporation (BCC) continued to deliver strong financial performance while reducing portfolio risk (Table 6).

Table 6. Boeing Capital Corporation Operating Results

	3rd Quarter		Change	Nine Months		Change
(Millions)	2007	2006		2007	2006
Revenues	$197	$304	(35)%	$619	$784	(21)%
Pre-Tax Income	$61	$122	(50)%	$204	$254	(20)%

For the quarter, BCC reported pre-tax earnings of $61 million compared to $122 million in the same period last year which included favorable portfolio dispositions and a larger portfolio. BCC’s portfolio balance at the end of the quarter was $6.8 billion, down from $8.0 billion at the beginning of the year primarily on normal portfolio run-off, customer prepayments and depreciation. BCC contributed $52 million in cash dividends to the company during the quarter and $316 million in the first nine months of the year. BCC’s debt-to-equity ratio remained steady at 5.0-to-1.

BCC’s outlook is set forth in the table below (Table 7):

Table 7. Financial Outlook

(Billions)	2007	2008
Boeing Capital Corporation
Portfolio Size	Lower	Lower
Revenue	~$0.8	<$0.8
Return on Assets	>1.5%	>1.0%

The Boeing Company and Subsidiaries

Condensed Consolidated Statements of Operations

(Unaudited)

	Nine months ended September 30		Three months ended September 30
(Dollars in millions)	2007	2006	2007	2006
Boeing Capital Corporation interest expense	$(225)	$(267)	$(73)	$(88)

Item 9.01 Financial Statements and Exhibits.

The following exhibit is furnished as a part of this report:

Exhibit No. 99.1	Press Release

Forward-Looking Information is Subject to Risk and Uncertainty

Certain statements contained in this Current Report on Form 8-K regarding BCC’s financial outlook may constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed or forecasted in these forward-looking statements. As a result, these statements speak only as of the date they were made and BCC undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. See BCC’s Annual Report on Form 10-K for year ended December 31, 2006 and BCC’s Quarterly Report on Form 10-Q for the quarters ended March 31, 2007 and June 30, 2007 for factors that may cause BCC’s actual results and future trends to differ materially from those expressed in the forward-looking statements.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Boeing Capital Corporation

	By:	/s/ Russell A. Evans
Russell A. Evans
October 24, 2007		Vice President and Chief Financial Officer